                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack,  and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for  him  and in his  capacity  as  Trustee  or  Director  of
Centennial  Government  Trust and Centennial Money Market Trust (the "Funds"),
to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection therewith,  with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of February, 2001.

/s/ William L. Armstrong
-------------------------
William L. Armstrong

ProSAI/DenBd\POA-Armstrong_150_170.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack,  and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for  him  and in his  capacity  as  Trustee  or  Director  of
Centennial  Government  Trust and Centennial Money Market Trust (the "Funds"),
to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection therewith,  with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of February, 2001.

/s/ Edward L. Cameron
----------------------
Edward L. Cameron

DenverBoard||POA|Cameron\POA-Cameron_150_170.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack,  and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for him and in his  capacity as Trustee of  Centennial  Money
Market  Trust (the  "Fund"),  to sign on his  behalf any and all  Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933, the Investment  Company Act of
1940 and any  amendments  and  supplements  thereto,  and other  documents  in connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents in connection  therewith,  with the  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of April, 2001.

/s/ Richard F. Grabish
------------------------------
Richard F. Grabish

POA-Grabish_150.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack,  and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for  him  and in his  capacity  as  Trustee  or  Director  of
Centennial  Government  Trust and Centennial Money Market Trust (the "Funds"),
to sign on his  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection therewith,  with the  Securities and Exchange  Commission,  granting unto said attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of February, 2001.

s/ F. William Marshall, Jr.
----------------------------
F. William Marshall, Jr.

ProSAI/DenBdPOA\POA-Marshall_150_170.doc